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                                                                    EXHIBIT 21.1

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SUBSIDIARIES OF WILLIS GROUP HOLDINGS LIMITED

COMPANY NAME                                                              COUNTRY OF             PERCENTAGE
------------                                                              REGISTRATION           OWNERSHIP
                                                                          ------------           ---------
TA I LIMITED                                                              England & Wales        100%
      TA II Limited                                                       England & Wales        100%
       TA III Limited                                                     England & Wales        100%
         Trinity Acquisition Limited                                      England & Wales        100%
           TA IV Limited                                                  England & Wales        100%
             Willis Group Limited*                                        England & Wales        100%

* The following are the subsidiaries of Willis Group Limited:

COMPANY NAME                                                             COUNTRY OF             PERCENTAGE
------------                                                             REGISTRATION           OWNERSHIP
                                                                         ------------           ---------

WILLIS NORTH AMERICA INC..                                               U.S.A.                 100%
       WILLIS OF MICHIGAN, INC..                                         U.S.A.                 100%
         Baccala & Shoop Insurance Services                              U.S.A.                 100%
         Willis Equities, Inc.                                           U.S.A.                 100%
         WF Corroon Corporation - Great Lakes                            U.S.A.                 100%
         WF Corroon Corporation - Texas                                  U.S.A.                 100%
         Willis Administrative Services Corporation                      U.S.A.                 100%
           Willis Affinity Programs Insurance Agency of Massachusetts,
             Inc.                                                        U.S.A.                 100%
           Willis Affinity Programs of Arizona, Inc.                     U.S.A.                 100%
           Willis Affinity Programs of Colorado, Inc.                    U.S.A.                 100%
           Willis Affinity Programs of Indiana, Inc.                     U.S.A.                 100%
           Willis Affinity Programs of Kentucky, Inc.                    U.S.A.                 100%
           Willis Affinity Programs of Louisiana, Inc.                   U.S.A.                 100%
           Willis Affinity Programs of Mississippi, Inc.                 U.S.A.                 100%
           Willis Affinity Programs of Nevada, Inc.                      U.S.A.                 100%
           Willis Affinity Programs of Oklahoma, Inc.                    U.S.A.                 100%
           Willis Affinity Programs of Utah, Inc.                        U.S.A.                 100%
           Willis Affinity Programs of Virginia, Inc.                    U.S.A.                 100%
           Willis Affinity Programs of Wyoming, Inc.                     U.S.A.                 100%
           Willis of Louisville, Inc.                                    U.S.A.                 100%
         Willis Corroon Corporation of Sacramento                        U.S.A.                 100%
         Willis of Tennessee, Inc.                                       U.S.A.                 100%
         Willis North American Holding Company                           U.S.A.                 100%
         Willis of Greater New York, Inc.                                U.S.A.                 100%
           Global Special Risks Inc. (Louisiana)                         U.S.A.                 100%
            Global Special Risks Inc of New York                         U.S.A.                 100%
            Global Special Risks Inc. (Texas)                            U.S.A.                 100%
           McAlear Associates, Inc. (Michigan)                           U.S.A.                 100%
            McAlear Associates, Inc. (Ohio)                              U.S.A.                 100%
           Pacific International Brokers Limited                         U.S.A.                 100%
           Willis Affinity Programs Midwest, Inc.                        U.S.A.                 100%
            Willis Affinity Programs of Idaho, Inc.                      U.S.A.                 100%
           Queenswood Properties Inc                                     U.S.A.                 100%
           Stewart Smith East, Inc.                                      U.S.A.                 100%
            Stewart Smith Southeast, Inc.                                U.S.A.                 100%
            Stewart Smith Southwest, Inc.                                U.S.A.                 100%
           Stewart Smith West of Arizona, Inc.                           U.S.A.                 100%
           Willis Americas Administration, Inc.                          U.S.A.                 100%
           Willis Construction Services Corporation of New Jersey        U.S.A.                 100%
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COMPANY NAME                                                             COUNTRY OF             PERCENTAGE
------------                                                             REGISTRATION           OWNERSHIP
                                                                         ------------           ---------
           Willis of Alaska, Inc.                                        U.S.A.                 100%
           Willis of Arizona, Inc.                                       U.S.A.                 100%
           Willis of Birmingham, Inc.                                    U.S.A.                 100%
           Willis of Greater New York, Inc.                              U.S.A.                 100%
           Willis Insurance Services of California, Inc.                 U.S.A.                 100%
           Willis Insurance Services of Georgia, Inc.                    U.S.A.                 100%
           Willis of Illinois, Inc.                                      U.S.A.                 100%
           Willis of Kansas, Inc.                                        U.S.A.                 100%
           Willis of Louisiana, Inc.                                     U.S.A.                 100%
           Willis of Maryland, Inc.                                      U.S.A.                 100%
           Willis of Massachusetts, Inc.                                 U.S.A.                 100%
           Willis of Minnesota, Inc.                                     U.S.A.                 100%
           Willis of Mississippi, Inc.                                   U.S.A.                 100%
           Willis of Missouri, Inc.                                      U.S.A.                 100%
           Willis of Mobile, Inc.                                        U.S.A.                 100%
           Willis of Nevada, Inc.                                        U.S.A.                 100%
           Willis of New Hampshire, Inc.                                 U.S.A.                 100%
           Willis of New Jersey, Inc                                     U.S.A.                 100%
           Willis of New York, Inc.                                      U.S.A.                 100%
           Willis of North Carolina, Inc.                                U.S.A.                 100%
           Willis of Ohio, Inc.                                          U.S.A.                 100%
           Willis of Oregon, Inc.                                        U.S.A.                 100%
           Willis of Pennsylvania, Inc.                                  U.S.A.                 100%
           Willis of Seattle, Inc.                                       U.S.A.                 100%
           Willis Insurance Brokerage of Utah, Inc.                      U.S.A.                 100%
           Willis of Wisconsin, Inc.                                     U.S.A.                 100%
           Willis of Greater Texas, Inc.                                 U.S.A.                 100%
           Willis Management (Vermont) Limited                           U.S.A                  100%
           Willis Re Inc                                                 U.S.A.                 100%
            Cordis Consulting, Inc.                                      U.S.A.                 100%
           Willis Holding Corp. A                                        U.S.A.                 100%
           Willis Holding Corp. B                                        U.S.A.                 100%
           Willis Holding Corp. C                                        U.S.A.                 100%

SOVEREIGN MARINE & GENERAL INSURANCE COMPANY LIMITED (in scheme of       England & Wales        100%
arrangement)
      Greyfriars Insurance Company Limited                               England & Wales        100%
       Associated International Insurance (Bermuda) Limited              Bermuda                100%
      Sovereign Insurance (UK) Limited                                   England & Wales        100%

EASTERN INSURANCE & REINSURANCE LIMITED (in liquidation)                 England & Wales        100%

HARRAP BROTHERS LIFE & PENSIONS LIMITED                                  England & Wales        100%

STEWART WRIGHTSON NORTH AMERICA HOLDINGS LIMITED (in liquidation)        England & Wales        100%

WILLIS HOLDINGS GMBH                                                     Germany                100%
      Mansfeld Willis GmbH & Co. KG                                      Germany                100%
      Willis Japan GmbH                                                  Germany                100%

WILLIS PENSION TRUSTEES LIMITED                                          England & Wales        100%

WILLIS FABER LIMITED                                                     England & Wales        100%
      Arbuthnot Insurance Services Limited                               England & Wales        100%
      Armed Forces Financial Advisory Services Limited                   England & Wales        100%
      Bevis Marks Limited                                                England & Wales        100%
      C D D Gilmour (Underwriting Agencies) Limited                      England & Wales        100%
      Carter, Wilkes & Fane (Holding) Limited                            England & Wales        100%
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COMPANY NAME                                                             COUNTRY OF             PERCENTAGE
------------                                                             REGISTRATION           OWNERSHIP
                                                                         ------------           ---------
      Carter, Wilkes & Fane Limited                                      England & Wales        100%
      Durant, Wood Limited                                               England & Wales        100%
      Friars Street Trustees Limited                                     England & Wales        100%
      Galbraith Pembroke (Insurance) Limited                             England & Wales        100%
      Hinton & Higgs Limited (in liquidation)                            England & Wales        100%
      Hinton & Holt Limited (in liquidation)                             England & Wales        100%
      International Claims Bureau Limited                                England & Wales        100%
      Invest for School Fees Limited                                     England & Wales        100%
      Johnson Puddifoot & Last Limited                                   England & Wales        100%
      Lloyd Armstrong & Ramsey Limited                                   Eire                   100%
      Martin Boag & Co Limited                                           England & Wales        100%
      Matthews Wrightson & Co Limited                                    England & Wales        100%
      Mercantile U.K. Limited                                            England & Wales        100%
      Rattray Daffern & Partners Limited (in liquidation)                England & Wales        100%
      Run-Off 1997 Limited                                               England & Wales        100%
      RCCM Limited                                                       England & Wales        100%
      Stewart Wrightson International Group Limited                      England & Wales        100%
      Stephenson's Campus (Berwick) Limited                              England & Wales        100%
      Stewart Wrightson (Overseas Holdings) Limited                      England & Wales        100%
       Stewart Wrightson (Private) Limited                               Zimbabwe               100%
      Stewart Wrightson (Regional Offices) Limited                       England & Wales        100%
      Stewart Wrightson Group Limited                                    England & Wales        100%
      Stewart Wrightson Marine Hull Limited (in liquidation)             England & Wales        100%
       Stewart Wrightson Marine (Hellas) Limited                         Greece                 100%
      Stewart Wrightson Members' Agency Limited (in liquidation)         England & Wales        100%
      Stewart Wrightson Surety & Specie Limited (in liquidation)         England & Wales        100%
      Trinity Processing Services Limited                                England & Wales        100%
      Willis Risk Management Limited                                     England & Wales        100%
      W F C Trustees (C.I.) Limited                                      Guernsey               100%
      Willis Asia Pacific Limited                                        England & Wales        100%
      Willis Consulting Group Limited (in liquidation)                   England & Wales        100%
      Willis Structured Financial Solutions Limited                      England & Wales        100%
      Willis ESOP Management Limited                                     Guernsey               100%
      Willis Corroon Hinton (Ireland) Limited                            Eire                   100%
      Willis Japan Limited                                               England & Wales        100%
      Willis Corroon Licensing Limited                                   England & Wales        100%
      Willis Faber & Dumas Limited                                       England & Wales        100%
      Willis Group Services Limited                                      England & Wales        100%
       Stewart Wrightson Management Services Limited (in liquidation)    England & Wales        100%
       Willis Corroon Nominees Limited                                   England & Wales        100%
       Willis Group Medical Trust Limited                                England & Wales        100%
       Sailgold Limited                                                  England & Wales        100%
       Ropepath Limited                                                  England & Wales        100%
      Willis Corroon Financial Planning Limited                          England & Wales        100%
      Willis Corroon Risk Management Holdings Limited (in liquidation)   England & Wales        100%
      Willis Faber Kirke-Van Orsdel Limited (in liquidation)             England & Wales        51%
      Willis Faber UK Group Limited                                      England & Wales        100%
       Fane Stevenson & Co Limited (in liquidation)                      England & Wales        100%
       Willis China Limited                                              England & Wales        100%
       Willis Corroon Europe Limited (in liquidation)                    England & Wales        100%
       Willis Corroon North Limited                                      England & Wales        100%
      Willis Faber Underwriting Agencies Limited                         England & Wales        100%
       Devonport Underwriting Agency Limited                             England & Wales        100%
       Willis Faber (Underwriting Management) Limited                    England & Wales        100%
       Willis Faber Underwriting Services Limited                        England & Wales        100%
      Willis International Holdings Limited                              England & Wales        100%
       Friars Street Insurance Limited                                   Guernsey               100%
       Meridian Insurance Company Limited                                Bermuda                100%
       Venture Reinsurance Company Limited                               Barbados               90%
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COMPANY NAME                                                             COUNTRY OF             PERCENTAGE
------------                                                             REGISTRATION           OWNERSHIP
                                                                         ------------           ---------
       Willis (Bermuda) Limited                                          Bermuda                100%
       Willis Management (Cayman) Limited                                Grand Cayman           100%
       Willis Douglas Limited                                            Isle of Man            100%
       Willis Overseas Investments Limited                               England & Wales        100%
       Willis Corroon (Jersey) Limited                                   Jersey                 100%
       Willis Management (Bermuda) Limited                               Bermuda                100%
       Willis Management (Dublin) Limited                                Eire                   100%
       Willis Management (Gibraltar) Limited                             Gibraltar              100%
       Willis Corroon Management (Luxembourg) S.A.                       Luxembourg             100%
       WFD Servicios S.A. de C.V.  (40% owned by Willis Europe BV)       Mexico                 60%
       Willis Faber Services Limited                                     Netherlands            100%
       Willis Overseas Limited                                           England & Wales        100%
       Willis Europe B.V.  (40.86% owned by Willis Overseas Investment
       Limited)                                                          Netherlands            59.14%
         Willis SA                                                       Argentina              60%
         Willis Australia Limited                                        Australia              100%
           ACN095454247 Pty Ltd                                          Australia              100%
           Willis Corroon Professional Services Limited (in              Australia              100%
           liquidation)
           Willis New Zealand Limited (39% owned by Willis Europe BV)    New Zealand            60%
         Willis Reinsurance Australia Limited                            Australia              100%
         Richard Oliver International Pty Limited                        Australia              100%
           Richard Oliver Pty Limited  (in liquidation)                  Australia              100%
           Willis Superannuation Pty Limited                             Australia              100%
           Richard Oliver Australia Pty Limited (in liquidation)         Australia              100%
           Richard Oliver International Limited                          England & Wales        100%
           Richard Oliver International Limited                          New Zealand            100%
           Richard Oliver Underwriting Managers Pty Limited              Australia              100%
         Willis Corroon Belgium S.A.                                     Belgium                100%
         WFB Limitada                                                    Brazil                 100%
         Sertec Services Tecnicos de Inspeceo, Levantamento e
         Avaliacoes Ltda  (30% held by WFB Limitada)                     Brazil                 30%
         York Centro Corretora de Seguros Limitada (30% held by WFB
         Limitada)                                                       Brazil                 30%
         York Nordeste Corretora de Seguros Limitada (30% held by WFB
         Limitada)                                                       Brazil                 30%
         York Sul Corretora de Seguros Limitada (30% held by WFB
         Limitada)                                                       Brazil                 30%
         York Willis Corroon Corretores de Seguros S.A. (2.88% held by
         WFB Limitada)                                                   Brazil                 97.12%
           York Vale Corretora e Administradora de Seguros Limitada      Brazil                 100%
         Willis Faber do Brasil Consultoria e Participacoes S.A.         Brazil                 100%
         Willis Holding Company of Canada Inc                            Canada                 100%
           MHR International Inc                                         Canada                 100%
            Willis Canada Inc.                                           Canada                 100%
              177637 Canada Inc.                                         Canada                 100%
           Willis Corroon Aerospace of Canada Limited                    Canada                 100%
         Willis Faber Chile Limitada (1% held by Willis International
         Holdings Limited)                                               Chile                  99%
           Willis Faber Chile Corredores de Reaseguro Limitada (1%
           held by Willis Correa Insurance Services Limitada)            Chile                  99%
         Willis Correa Insurance Services Limitada (4% held by Willis
         International Holding Limited; 20% held by Willis Correa
         Insurance Services Limitada)                                    Chile                  76%
         Suma Corresdores de Seguros S.A.                                Colombia               51%
         Willis sro                                                      Czech Republic         100%
         Willis Corroon A/S                                              Denmark                100%
         Willis Corroon Ireland Limited (23.29% held by Willis UK)       Eire                   100%
           Kindlon Ryan Insurances Limited                               Eire                   100%
         Willis Kendriki SA                                              Greece                 100%
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COMPANY NAME                                                             COUNTRY OF             PERCENTAGE
------------                                                             REGISTRATION           OWNERSHIP
                                                                         ------------           ---------
         Willis Management (Guernsey) Limited                            Guernsey               100%
           Willis Management (Jersey) Limited                            Jersey                 100%
           Willis Secretarial Services (Guernsey) Limited                Guernsey               100%
         Willis China (Hong Kong) Limited                                Hong Kong              100%
           Willis Faber Consulting (Far East) Limited                    Hong Kong              100%
         Willis Kft                                                      Hungary                80%
         Trinity Computer Processing (India) Limited                     India                  100%
         Willis India Private Limited                                    India                  100%
         PT Willis Corroon BancBali                                      Indonesia              50.34%
         Willis Management (Isle of Man) Limited                         Isle of Man            100%
         Willis Italia Holding S.P.A                                     Italy                  50%
           Willis Italia S.p.A. Consulenti Generali Assicurativi         Italy                  100%
            Willis Italia Cargo S.p.A                                    Italy                  100%
            Fiduciaria Immobiliare Emmezeta S.r.l.                       Italy                  100%
              De.Mo.Co. S.r.l.                                           Italy                  100%
           Consorzio Padova 55                                           Italy                  55.9%
           UTA Willis Corroon Firenze S.R.L                              Italy                  100%
           Willis Italia S.p.A.                                          Italy                  100%
         Willis Korea Limited                                            Korea                  100%
         BMZ-Willis Agente de Seguros y de Fianza, S.A. de C.V.          Mexico                 51%
         Willis Faber & Dumas (Mexico) Intermediario de Reaseguro S.A.
         de C.V.                                                         Mexico                 100%
         Willis Nederlands B.V.                                          Netherlands            100%
           Willis B.V.                                                   Netherlands            100%
            Rontarca-Prima Y Asociados, C.A.                             Venezuela              51%
            Plan Administrativo Rontarca Salud, C.A.                     Venezuela              51%
            Segur Auto 911, C.A.                                         Venezuela              51%
            C.A. Prima                                                   Venezuela              51%
            Scheuer Verzekeringen B.V.                                   Netherlands            100%
         Willis South America B.V.                                       Netherlands            100%
         Willis Sev Dahl AS                                              Norway                 50.1%
            Willis Sev Dahl Stavanger AS                                 Norway                 100%
         Willis Polska S.A.                                              Poland                 70%
         Willis (Singapore) Pte Limited                                  Singapore              100%
            Richard Oliver International Pte Limited                     Singapore              100%
               Richar Oliver International Pty Limited                   Hong Kong              100%
         Willis South Africa (Pty) Limited                               South Africa           70%
         Willis Faber Anclamar S.A.                                      Spain                  50%
         Bolgey Holding S.A.                                             Spain                  60%
            Willis Iberia Correduria de Seguros y Reaseguros SA          Spain                  100%
              Willis Corretores de Seguros Limitada                      Portugal               100%
              S&C c Willis Corroon Correduria de Seguros S.A.
              (Barcelona)                                                Spain                  59%
              Willis ANDAL Correduria de Seguros SA (Seville)            Spain                  100%
            S & C Willis Corroon Galicia Correduria de Seguros y
            Reaseguros S.A.                                              Spain                  51%
              V.M. Oficina Tecnica Correduria de Seguros Madrid S.L.     Spain                  100%
         Willis AB                                                       Finland                100%
            Willis Employee Benefits AB                                  Sweden                 93%
            Willis Global Financial & Executive Risks AB (34% held by
            Willis Europe B.V.)                                          Sweden                 64.6%
            Willis i Orebro AB                                           Sweden                 51%
         Willis Faber AG                                                 Switzerland            100%
         Willis (Taiwan) Limited                                         Taiwan                 100%
         Johnson & Higgins Willis Faber Holdings Inc.                    U.S.A.                 50%
         Willis Faber Advisory Services Limited                          Zambia                 100%
      Willis Limited                                                     England & Wales        100%
       Bloodstock & General Insurance Services Limited                   England & Wales        100%
       Claims and Recovery Services Limited                              England & Wales        100%
         Claims & Recovery Services (Moscow) Limited                     Russia                 97%
       Hughes-Gibb & Company Limited                                     England & Wales        100%
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COMPANY NAME                                                             COUNTRY OF             PERCENTAGE
------------                                                             REGISTRATION           OWNERSHIP
                                                                         ------------           ---------
       Special Contingency Risks Limited                                 England & Wales        100%
       Willis Faber Corretaje de Reaseguros S.A.                         Venezuela              100%
       Willis Faber (Aegean) Limited (in liquidation)                    England & Wales        100%
       Willis CIS LLC                                                    Russia                 100%
       W.I.R.E. Limited                                                  England & Wales        100%
         W.I.R.E. Risk Information Limited                               England & Wales        100%
         Worldwide Intellectual Resources Exchange Limited               England & Wales        100%
      Willis Safety Solutions Limited                                    England & Wales        100%
       Global Liability Management S.M.                                  Belgium                100%
      McGuire Insurances Limited                                         Eire                   100%
      Willis UK Limited                                                  England & Wales        100%
       Goodhale Limited                                                  England & Wales        100%
       QRM Healthcare Limited                                            England & Wales        50%
       VEAGIS Limited                                                    England & Wales        100%
       Willis Corroon Cargo Limited                                      England & Wales        100%
       Willis Corroon Construction Risks Limited                         England & Wales        100%
       Willis Overseas Brokers Limited                                   England & Wales        100%
       Willis Corroon (FR) Limited                                       England & Wales        100%
       Willis Harris Marrian Limited                                     N.Ireland              100%
       Willis Transportation Risks Limited                               England & Wales        100%
       Willis Scotland Limited                                           Scotland               100%
       Willis Corroon Services Limited                                   England & Wales        100%
       Willis First Response Limited                                     England & Wales        100%
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